Summit Therapeutics Q3 2024 Earnings Call October 30, 2024 9:00am ET

Forward Looking Statement 2 Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company’s anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, the audience should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. . Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q3 2024 Earnings Call – October 2024

Q3 2024 Highlights



HARMONi-2

Ivonescimab Improves PFS vs. Pembrolizumab in Akeso Ph III Trial in China

49% reduction in risk of disease progression over pembrolizumab

Benefit demonstrated across PD-L1 low, PD-L1 high, squamous, and non-squamous subgroups

HARMONi

Completion of Enrollment in Global HARMONi Phase III Trial

Topline data from multi-regional trial expected mid-2025

Fast Track Designation granted by FDA

HARMONi-3

Expansion of Global HARMONi-3 Phase III Trial: SQ + NSQ

Enrollment expanded to include patients with tumors of non-squamous histology in addition to the currently enrolling patients with squamous tumors

HARMONi-7

Upcoming Initiation of HARMONi-7 global Phase III Trial

HARMONi-7 expected to initiate early 2025

Study to compare ivonescimab mono vs. pembrolizumab mono in NSCLC PD-L1 high (TPS ≥ 50%)

Phase II Data Featured at WCLC & ESMO

Encouraging Phase II data presented in CRC, TNBC, HNSCC, and perioperative NSCLC

Supports exploration of clinical development outside mNSCLC

Raised $235M from Leading Biotech Investors

Led by well-known biotech institutional and individual investors, including insiders

3

Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation

Summit Therapeutics Q3 2024 Earnings Call – October 2024

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Summit therapeutics

Summit Therapeutics

MISSION	LEADERSHIP
...Improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs...	Unmatched high-speed execution, proven track record **FOCUSED ON PATIENTS FIRST**

Lead Compound: Ivonescimab

Only Phase III PD-1/VEGF Bispecific Antibody in Summit's License Territories*



- Displays **unique cooperative binding** to each of its intended targets with multifold higher affinity when in the presence of both PD-1 and VEGF[1]
- **Potential to accumulate higher levels of ivonescimab in the TME vs. healthy tissue** (higher levels of PD-1 & VEGF expression in the TME)[1-3]
- The intent of the design, together with shorter half-life of 6 - 7 days[1] is to **improve upon previously established efficacy thresholds, in addition to side effects and safety profiles associated with these targets**[4-7]

Company Details

Focus	ONCOLOGY
Partnership	Akeso Inc.
Summit License Territories	North America (including United States), South America, Japan, Europe, Middle East, & Africa
Chief Executive Officers	Bob Duggan Chairman & CEO Dr. Maky Zanganeh CEO & President
NASDAQ	SMMT
Market Cap	$16.1B‡
Cash	$487M**
Employees	150+‡
Offices	Miami, FL Menlo Park, CA Oxford, UK

1. Zhong T, et al. AACR-NCI-EORTC International Conference 2023. Poster #B123; 2. Zhao Y. et al., *eClinicalMedicine*. 2023; 3(62): 102106; 3. Wang L, et al. *J Thorac Oncol*. 2024;19(3):465-475. 4. Avastin® (bevacizumab). Package insert. Genentech; 2022.; 5. Keytruda® (pembrolizumab). Package insert. Merck; 2024.; 6. Opdivo® (nivolumab). Package insert. Bristol Myers Squibb; 2024.; 7. Libtayo® (cemiplimab-rwlc). Package insert. Regeneron; 2024.

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

**As of September 30, 2024; ‡As of October 29, 2024

*There are no known PD-1-based bispecific antibodies approved by the U.S. Food and Drug Administration ("FDA") or the European Medicines Agency ("EMA").

4
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

Ivonescimab Global Clinical Trials

Summit therapeutics

Indication	Study	Treatment Population	Regimen	Phase	Status
NSCLC	HARMONi	2L+ EGFRm	+ Chemo vs. chemo	III	Enrollment Complete
	HARMONi-3	1L	+ Chemo vs. pembrolizumab (PD-1) + chemo	III	Ongoing
	HARMONi-7	1L PD-L1 High	Monotherapy vs. pembrolizumab (PD-1)	III	Planned

Akesobio

These ivonescimab clinical trials are being conducted in China and/or Australia and are fully sponsored and managed by Akeso.

Indication	Study	Treatment Population	Regimen	Phase	Status
NSCLC	HARMONi-A	2L+ EGFRm	+ Chemo vs. Chemo		Approved ●
	HARMONi-2	1L PD-L1 Positive	Monotherapy vs. pembrolizumab (PD-1)	III	Primary Analysis
	HARMONi-6	1L Squamous	+ Chemo vs. tislelizumab (PD-1) + chemo	III	Ongoing
	AK112-205	Neoadjuvant/Adjuvant	+/- Chemo	II	Ongoing
	AK112-208	1L advanced or metastatic	+ PD-1/CTLA-4 bsAb + chemo	II	Ongoing
Biliary Tract CA	TBD	1L	+ Chemo vs. durvalumab (PD-L1) + chemo	III	Planned
Head & Neck CA	TBD	1L PD-L1 Positive	+ CD47 vs. pembrolizumab (PD-1)	III	Ongoing
Pancreatic CA	TBD	1L PDAC	+ Chemo vs. chemo	III	Planned
Ovarian CA	AK112-211	PSOC	+ Chemo +/- PARP inhibitor	II	Ongoing
Colorectal CA	AK112-206	Metastatic MSS CRC	+/- CD47, +/- chemo	II	Ongoing
Hepatocellular CA	AK112-207	BCLC Stage B or C	Monotherapy	II	Ongoing
Ovarian CA	AK104-221	Recurrent	+/- Chemo, PD-1/CTLA-4 bsAb	II	Ongoing
G/GEJ CA	AK117-202	HER2 negative	+/- CD47 + chemo	II	Ongoing
Breast CA	AK117-203	TNBC	+ Chemo, CD47 + chemo	II	Ongoing
SCLC	AK112-103	Extensive Stage	+ Chemo	I	Completed

Abbreviations: Abbreviations: 1L=first-line; 2L=second-line; Adeno CA=adenocarcinoma; BCLC=Barcelona clinic liver cancer; BRAC=breast cancer gene; bsAb=bispecific antibody; Chemo=chemotherapy; CD47=cluster of differentiation 47; CTLA-4=cytotoxic T lymphocyte antigen-4; CPS=combined positive score; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutant positives; G/GEJ=gastroesophageal junction; HER2=human epidermal growth factor receptor 2; NSCLC=non-small-cell lung cancer; PARPi=poly(ADP-ribose) polymerase inhibitors; PD-L1=programmed cell death ligand 1; PD-1=Programmed Cell Death Protein 1; TNBC=triple negative breast cancer; TPS=tumor proportion score; SCLC=Extensive Stage Small Cell Lung Cancer; PDAC=pancreatic ductal adenocarinoma

Ivonescimab

More Than 25 Clinical Trials Across 17 Tumor Settings[1]

1,800+ Patients Treated in Clinical Trials

9 Phase III Trials Completed, Ongoing, or Announced[1]

1 Approved Oncology Indication in China[1]

6 Head-to-Head Studies vs. PD-(L)1

9 Dedicated Trials Outside NSCLC[1]

● *Approved in China only*

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

1. Akeso's 2024 First Half Interim Results (prnewswire.com)

5

Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

Summit therapeutics

Shaping the Path to Become a Commercial Entity

Summit & Akeso Partnership Consummated January 2023

	H1 2023	H2 2023	H1 2024	H2 2024
Summit therapeutics — NSCLC Clinical Trials	HARMONi First Patient In	HARMONi-3 First Patient In		HARMONi Last Patient In HARMONi-7 Announced
Relationships		**ISTs Approved** Ivonescimab Studies Lung & non-lung Indications		**MD Anderson** Strategic Collaboration **ISTs Approved** Ivonescimab Studies Lung & non-lung indications
FDA	Multiple Meetings >			
	Raised $500M			Raised $200M Raised $235M
Akesobio — Publications, Approval, New Clinical Trials	**ASCO** NSCLC Phase II Data (poster)	**THE LANCET** NSCLC Phase II Data (Article) **EORTC-NCI-AACR** Ivonescimab MOA (Poster) **SITC** Ivonescimab MOA (Poster)	**ELCC** NSCLC Data Update (poster) **Approval in China** Ivonescimab: NSCLC **ASCO** HARMONi-A Phase III Data *also*, Biliary Tract Cancer Phase II Poster **JAMA** HARMONi-A	**WCLC** HARMONi-2 NSCLC Phase III Data Non-lung Phase II Data **New Akeso Phase III Trials Announced** Biliary Tract CA Head & Neck CA Pancreatic CA **ESMO** Phase II Data in Non-lung Indications

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

SITC: Society for Immunotherapy of Cancer; MOA: Mechanism of Action; ASCO: American Society of Clinical Oncology; NSCLC: Non-small Cell Lung Cancer; EORTC: European Organisation for Research and Treatment of Cancer; NCI: National Cancer Institute; AACR: American Association for Cancer Research; IST: Investigator Sponsored Trials
CDE: Centre for Drug Evaluation (China)

6
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

HARMONi-2: Study Design

Akeso Sponsored Study

Double-blind, randomized Phase III study comparing ivonescimab with pembrolizumab for patients with advanced or metastatic PD-L1-positive NSCLC[a]

Patient Population
- Stage IIIB-IV aNSCLC
- No prior systemic therapy
- No *EGFR* mutations or *ALK* rearrangements
- ECOG PS 0 or 1
- PD-L1-positive expressing tumors

Randomization 1:1

N=398

Ivonescimab
20 mg/kg Q3W (N=198)

Pembrolizumab
200 mg Q3W (N=200)

Treatment until no clinical benefit, unacceptable toxicity or up to 24 months

Stratification
- Clinical stage (IIIB/C vs. IV)
- Histology (SQ vs. non-SQ)
- PD-L1 Score (high vs. low expressing)

Endpoints

Primary: PFS by blind IRRC per RECIST v1.1
Secondary: OS, PFS assessed by INVs, ORR, DoR, TTR and safety
Exploratory: QoL

[a] Patients were randomized from November 2022 to August 2023. Data cut off: January 29, 2024.

Abbreviations: aNSCLC, advanced non-small cell lung cancer; *EGFR*, epidermal growth factor receptor; *ALK*, anaplastic lymphoma kinase; ECOG PS, Eastern Cooperative Oncology Group performance score; PD-L1, programmed death ligand 1; TPS, tumor proportion score; R, randomization; SQ, squamous cell carcinoma; Q3W, every three weeks; PFS, progression-free survival; IRRC, independent radiology review committee; OS, overall survival; INV, investigator; ORR, overall response rate; DoR, duration of response; TTR, time to response; QoL, quality of life.

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

Caicun Zhou | HARMONi-2
2024 World Conference on Lung Cancer
Presidential Symposium, 9/8/24, San Diego, CA

7
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

HARMONi-2: Primary Endpoint: PFS per IRRC Abbreviations: mPFS, median progression-free survival; IRRC, independent radiology review committee; mo, month; NE, not estimable; HR: hazard ratio; CI, confidence interval. Ivonescimab (n = 198) Pembrolizumab (n = 200) mPFS, mos (95% CI) 11.14 (7.33, NE) 5.82 (5.03, 8.21) Stratified HR (95% CI) 0.51 (0.38, 0.69) p-value <0.0001 Ivonescimab is the first compound to demonstrate a statistically significant improvement in PFS vs. pembrolizumab with HR = 0.51, and 5.3 months improvement in mPFS. 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA Caicun Zhou | HARMONi-28 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q3 2024 Earnings Call – October 2024 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. 9-mo: 40% (32, 48) 9-mo: 56% (47, 64) Median Follow-up: 8.67 months PF S (% ) Time (months) Number at risk (Events) Ivonescimab Pembrolizumab Censor Ivonescimab Pembrolizumab

HARMONi-2: Key PFS Subgroup Analyses PD-L1 High (TPS ≥50%)PD-L1 Low (TPS 1-49%) Ivonescimab showed meaningful improvement in PFS vs. pembrolizumab in patients with both low and high PD-L1, with squamous or non-squamous advanced NSCLC. Stratified HR (95% CI) 0.54 (0.37, 0.79) Stratified HR (95% CI) 0.46 (0.28, 0.75) Stratified HR (95% CI) 0.48 (0.31, 0.74) Stratified HR (95% CI) 0.54 (0.36, 0.82) Non-SquamousSquamous NSCLC Histology PD-L1 Expression 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA Caicun Zhou | HARMONi-29 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q3 2024 Earnings Call – October 2024 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

HARMONi-2: Safety Summary

TRAEs

Safety Summary, n (%)	Ivonescimab (n = 197[a])	Pembrolizumab (n = 199[a])
TRAEs (all grades)	177 (89.8)	163 (81.9)
Grade≥3	58 (29.4)	31 (15.6)
Serious TRAEs	41 (20.8)	32 (16.1)
Leading to discontinuation	3 (1.5)	6 (3.0)
Leading to death	1 (0.5)	2 (1.0)

Ivonescimab showed a manageable safety profile, which was consistent with previous studies.

TRAEs in SQ Subgroup

Safety Summary, n (%)	Ivonescimab (n = 90[a])	Pembrolizumab (n = 91[a])
TRAEs (all grades)	77 (85.6)	73 (80.2)
Grade≥3	20 (22.2)	17 (18.7)
Serious TRAEs	17 (18.9)	17 (18.7)
Leading to discontinuation	2 (2.2)	3 (3.3)
Leading to death	0	1 (1.1)

Ivonescimab also demonstrated a tolerable safety profile in SQ patients.

[a] Patients who received ≥1 dose of study treatment.

Abbreviations: AEs, adverse events; TRAEs, treatment-related adverse events; SQ, squamous cell carcinoma.

Most Common TRAEs (incidence ≥10%)



Ivonescimab
Pembrolizumab
Total 89.8 29.4 15.6 81.9
Proteinuria 31.5 3.0 10.1
Aspartate aminotransferase increased 19.8 0.5 15.6
Hypercholesterolaemia 16.2 10.1
Blood bilirubin increased 15.7 1.0 0.5 11.6
Hypertension 15.7 5.1 b2.5
Alanine aminotransferase increased 14.7 0.5 0.5 12.1
Hypothyroidism 14.2 9.5
Anaemia 13.2 1.5 0.5 14.6
Hypoalbuminaemia 11.7 0.5 11.1
Amylase increased 11.2 1.5 3.0
Hyperglycaemia 11.2 0.5 1.0 11.6
Blood uric acid increased 10.7 8.0
Arrhythmia 10.2 10.6
Hypertriglyceridaemia 10.2 2.0 0.5 7.0
Rash 7.6 0.5 14.1
Ivonescimab, >=grade 3
Ivonescimab, all grades
Pembrolizumab, >=grade 3
Pembrolizumab, all grades
100 90 80 70 60 50 40 30 20 10 0 10 20 30 40 50 60 70 80 90 100
Patients (%)

[b] The incidence of ≥grade 3 Hypertension was 0.5%.

The differences in AEs were predominantly proteinuria, hypertension, and laboratory abnormalities.

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

Caicun Zhou | HARMONi-2
2024 World Conference on Lung Cancer
Presidential Symposium, 9/8/24, San Diego, CA

10
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

HARMONi-2: irAEs and Possible VEGF-Related AEs

HARMONi-2

irAEs

Safety Summary, n (%)	Ivonescimab (n = 197[a])	Pembrolizumab (n = 199[a])
irAEs (all grades)	59 (29.9)	56 (28.1)
Grade≥3	14 (7.1)	16 (8.0)
Serious irAEs	11 (5.6)	22 (11.1)
Leading to discontinuation	0	5 (2.5)
Leading to death	0	0

Ivonescimab exhibited similar irAEs to that of pembrolizumab.

Possible VEGF-Related AEs

Safety Summary, n (%)	Ivonescimab (n = 197[a])	Pembrolizumab (n = 199[a])
Possible VEGF-Related AEs (all grades)	94 (47.7)	42 (21.1)
Grade≥3	20 (10.2)	2 (1.0)

Safety Summary by Classification, n (%)	Ivonescimab (n = 197[a])		Pembrolizumab (n = 199[a])	
	All Grade	Grade≥3	All Grade	Grade≥3
Proteinuria	62 (31.5)	6 (3.1)	20 (10.1)	0
Hypertension	31 (15.7)	10 (5.1)	5 (2.5)	1 (0.5)
Haemorrhage	29 (14.7)	2 (1.0)	22 (11.1)	1 (0.5)
Arterial thromboembolism	2 (1.0)	2 (1.0)	1 (0.5)	0
Venous thromboembolism	0	0	1 (0.5)	0

- All VEGF-related AEs were grades 1-3 in both arms.
- Grade 3 haemorrhage was observed in two patients with non-SQ and was not reported in SQ patients in the ivonescimab arm.

[a] Patients who received ≥1 dose of study treatment.

Abbreviations: VEGF, vascular endothelial growth factor; irAEs, immune-related AEs; AEs, adverse events; SQ, squamous cell carcinoma.

11

Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation

Summit Therapeutics Q3 2024 Earnings Call – October 2024

Ivonescimab is an investigational therapy not approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

Caicun Zhou | HARMONi-2
2024 World Conference on Lung Cancer
Presidential Symposium, 9/8/24, San Diego, CA

Summit therapeutics

HARMONi-7: Phase III Study in 1L Metastatic NSCLC with PD-L1 High (NCT not yet assigned)

HARMONi-7

- Untreated squamous or non-squamous metastatic NSCLC with PD-L1 high expression
- ECOG 0 or 1

Stratification factors to include histology (squamous vs non-squamous)

(N=780)

R
1:1

Group A
Ivonescimab
20 mg/kg Q3W

Group B
Pembrolizumab
200 mg Q3W

Treatment until:

- Intolerable toxicity, or
- Disease progression, or
- 24 months of treatment

Safety and Survival Follow up

Study Endpoints
Primary endpoints: PFS, OS
Secondary endpoints: ORR, safety and tolerability

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

12
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

Summit therapeutics

HARMONi-3: Intended Amended Study Design

HARMONi-3

Key Inclusion

- First line Stage IV squamous and non-squamous NSCLC

Key Exclusion

- Known actionable mutations for which first line approved agents are available
- Symptomatic CNS metastases
- Major blood vessel or organ invasion
- Active autoimmune disease

Randomization 1:1

n = ~1080

	Non-Squamous	OR Squamous	Maintenance
Arm 1	Ivonescimab + Carboplatin + Pemetrexed Q3W x 4 cycles	Ivonescimab + Carboplatin + Paclitaxel (or nab-paclitaxel) + Q3W x 4 cycles	Non-Squamous: Ivonescimab + Pemetrexed Squamous: Ivonescimab
Arm 2	Pembrolizumab + Carboplatin + Pemetrexed, Q3W x 4 cycles	Pembrolizumab + Carboplatin + Paclitaxel (or nab-paclitaxel) Q3W x 4 cycles	Non-Squamous: Pembrolizumab + Pemetrexed Squamous: Pembrolizumab

Treatment Until:

- Disease progression
- Unacceptable toxicity
- Withdrawal of consent/death
- Initiation of a new anti-tumor therapy
- Complete 24 months of treatment

Safety and Survival Follow-up

Stratification Factors Include Histology

(Squamous vs. Non-Squamous)

Endpoints

Primary

- OS, PFS by Investigator

Secondary

- ORR, DCR, DOR , safety, PK, immunogenicity

13
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Summit therapeutics

AK112-201: Study Design

Phase 2, multi-center, open-label study in patients with advanced NSCLC in China (NCT04736823)
Akeso-Sponsored Study

Cohort		Treatment
Cohort 1 1L without EGFR/ALK alteration	▶	**Ivonescimab + pemetrexed + carboplatin** **(non-squamous)** or **Ivonescimab + paclitaxel + carboplatin** **(squamous)**
Cohort 2 EGFR+ adv Progressed after EGFR-TKI	▶	**Ivonescimab** **+ pemetrexed + carboplatin**
Cohort 3 Progressed after platinum-doublet with PD-1	▶	**Ivonescimab** **+ docetaxel**

Primary Endpoints

- ORR according to RECIST v1.1 assessed by the investigator
- Safety

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

A Trial of AK112 (PD-1/VEGF Bispecific) in Combination with Chemotherapy in Patients with NSCLC. ClinicalTrials.gov identifier: NCT04736823. https://classic.clinicaltrials.gov/ct2/show/NCT04736823. (Accessed 2024, May 17); Zhao Y, et al. EClinicalMedicine. 2023;62:102106; 3. Zhang L, et al., ELCC 2024 poster #FPN68P

Abbreviations: ALK=anaplastic lymphoma kinase; EGFR=epidermal growth factor reception; NSCLC=non-small Cell Lung Cancer; ORR=objective response rate; PD-1=programmed Cell Death Protein 1; TKI=tyrosine kinase inhibitor

14
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

AK112-201: Efficacy Data

Cohort 1 - Ivonescimab plus Chemo in NSCLC Without EGFR/ALK Alteration



KM Curve of OS by Histology
Full Analysisd Population - Study AK112-201 Cohort 1
(N=135)[1]
Probability of Overall Survival
1.0
0.8
0.6
0.4
0.2
0.0
Median duration of follow up: 22.1 months
Data cutoff: October 10, 2023
+ Censored
Histology
Non-Squamous
Squamous
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32
Time - Month
Number At Risk
Non-Squamous 72 72 71 69 67 67 66 64 63 59 57 56 53 52 48 46 45 42 39 36 30 25 25 17 15 15 13 11 8 5 3 1 0
Squamous 63 63 63 63 63 62 62 61 59 56 55 55 53 51 50 47 45 43 41 34 29 22 16 13 12 11 10 6 5 1 0

	Med OS, mo (95% CI)
Squamous NSCLC (n=63)	Not Reached (22.5-NE)
Non-Squamous NSCLC (n=72)	Not Reached (17.5-NE)



KM Curve of PFS by Histology
Full Analysisd Population - Study AK112-201 Cohort 1
Probability of Progression Free Survival
1.0
0.8
0.6
0.4
0.2
0.0
Median duration of follow up: 21.3 months
Data cutoff: October 10, 2023
+ Censored
Histology
Non-Squamous
Squamous
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Time - Month
Number At Risk
Non-Squamous 72 72 71 64 62 56 50 47 45 41 39 38 36 35 31 29 27 20 19 18 12 12 11 7 7 5 4 4 2 1 1 0
Squamous 63 61 56 54 53 50 45 42 39 36 31 28 26 25 21 21 21 16 16 16 9 9 9 8 8 4 4 4 1 0

	Med PFS, mo (95% CI)
Squamous NSCLC (n=63)	11.1 (9.5-16.3)
Non-Squamous NSCLC (n=72)	13.3 (8.3-16.4)

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

15

Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

1. Zhang L, et al., ELCC 2024 poster #FPN68P

Abbreviations: CI=confidence interval; KM=Kaplan-Meier; mo=months; NE=non-estimable; NR=not reached; OS=overall survival

Summit therapeutics

Summary of Safety, n (%) Squamous (n=63) Non-Squamous (n=72) Grade ≥3 TRAE 28 (44.4) 18 (25.0) TRSAE 18 (28.6) 14 (19.4) TRAE leading to ivonescimab discontinuation 7 (11.1) 2 (2.8) TRAE leading to death 0 3 (4.2) Data cutoff: October 10, 2023 AK112-201: Safety Data Cohort 1 - Ivonescimab plus Chemo in NSCLC Without EGFR/ALK Alteration Abbreviations: TRAE: Treatment related adverse event; TRSAE: Treatment related serious adverse event Zhang L, et al., ELCC 2024 poster #FPN68P 16 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q3 2024 Earnings Call – October 2024 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

Phase II Study Designs: CRC, TNBC, HNSCC, Early-Stage NSCLC Akeso-Sponsored Phase II Studies Conducted in China 17 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q3 2024 Earnings Call – October 2024 Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. Perioperative Resectable NSCLC • Open-label, multi-center phase II study, • Patients diagnosed with resectable stage II, IIIA or IIIB NSCLC were enrolled into two cohorts • Patients received neoadjuvant ivonescimab (20 mg/kg) monotherapy (cohort 1), or ivonescimab (20 mg/kg or 30 mg/kg) plus chemotherapy (cohort 2), followed by surgery and adjuvant ivonescimab • Primary endpoints: safety and MPR 1L Triple Negative Advanced Breast Cancer (TNBC) • Open-label, multi-center phase II study in patients with locally advanced unresectable or metastatic TNBC • Patients received ivonescimab and chemotherapy or chemotherapy • Primary endpoints: ORR by RECIST v1.1 and safety • Secondary endpoints: DoR, DCR, PFS, and OS 1L MSS Metastatic Colorectal Cancer (mCRC) • Open-label, multi-center, phase II randomized study • Untreated mCRC patients randomized 1:1 to receive FOLFOXIRI + ivonescimab (group A) or FOLFOXIRI + ivonescimab + ligufalimab (CD47) (group B), followed by maintenance with 5-fluoruracil + ivonescimab with (group B) or without ligufalimab (group A) • Primary endpoints: ORR by RECIST v1.1 and safety 1L PD-L1-Positive Head-and-Neck SCC (R/M HNSCC) • Open-label, multi-center phase II study • R/M HNSCC patients with PD-L1 positive (CPS≥1), including oropharynx, hypopharynx, larynx or oral cavity cancer • Patients received ivonescimab monotherapy or in combination with ligufalimab (CD47) • Primary endpoint: ORR per RECIST v1.1 assessed by investigator

Promising Phase II Data: CRC, TNBC, HNSCC, NSCLC

Akeso-Sponsored Phase II Studies Conducted in China

Perioperative Resectable NSCLC	Ivonescimab (n=11)	Ivo + Chemo (n=49)
pCR (n = 10; n = 39, respectively)	30.0%	43.6%
MPR (n = 10; n = 39, respectively)	60.0%	71.8%
12-month EFS	81.8%	80.3%

No TRAEs led to cancelled / delayed surgery or wound healing complications.

1L TNBC	Ivo + Chemo CPS <10% (n=24)	Ivo + Chemo CPS ≥10% (n=6)
ORR (n = 23; n = 6, respectively)	69.6%	83.3%
DCR (n = 23; n = 6, respectively)	100%	100%
6-month PFS Rate	71.2%	80.0%
TRAE-Led Discontinuations	0	

1L MSS mCRC	Ivo + Chemo (n = 22)	Ivo + CD47 + Chemo (n = 18)
ORR (n = 22; n = 17, respectively)	81.8%	88.2%
DCR (n = 22; n = 17, respectively)	100%	100%
9-month PFS Rate	81.4%	86.2%
TRAE-Led Discontinuations	0	1

1L PD-L1-positive R/M HNSCC	Ivonescimab (n =10)	Ivo + CD47 (n=20)
ORR	30.0%	60.0%
DCR	80.0%	90.0%
Median PFS	5.0 mos	7.1 mos
TRAE-Led Discontinuations	0	

18
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

2024 IASLC World Conference on Lung Cancer
European Society of Medical Oncology Annual Meeting 2024

Q3 2024 Highlights



HARMONi-2

Ivonescimab Improves PFS vs. Pembrolizumab in Akeso Ph III Trial in China

49% reduction in risk of disease progression over pembrolizumab

Benefit demonstrated across PD-L1 low, PD-L1 high, squamous, and non-squamous subgroups

HARMONi

Completion of Enrollment in Global HARMONi Phase III Trial

Topline data from multi-regional trial expected mid-2025

Fast Track Designation granted by FDA

HARMONi-3

Expansion of Global HARMONi-3 Phase III Trial: SQ + NSQ

Enrollment expanded to include patients with tumors of non-squamous histology in addition to the currently enrolling patients with squamous tumors

HARMONi-7

Upcoming Initiation of HARMONi-7 global Phase III Trial

HARMONi-7 expected to initiate early 2025

Study to compare ivonescimab mono vs. pembrolizumab mono in NSCLC PD-L1 high (TPS ≥ 50%)

Phase II Data Featured at WCLC & ESMO

Encouraging Phase II data presented in CRC, TNBC, HNSCC, and perioperative NSCLC

Supports exploration of clinical development outside mNSCLC

Raised $235M from Leading Biotech Investors

Led by well-known biotech institutional and individual investors, including insiders

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

19
Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation
Summit Therapeutics Q3 2024 Earnings Call – October 2024

Summit therapeutics

Financial Summary Q3’24 vs. Q2’24 Key Items as of September 30, 2024: • Closed private financing of $235M • Cash, cash equivalents, and short-term investments: $487M • Total shares outstanding: 737M (1) Excludes stock-based compensation (2) Excludes a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso. Refer to the next slides for reconciliations between Generally Accepted Accounting Principles (GAAP) and Non-GAAP financial measures. 20 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q3 2024 Earnings Call – October 2024

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Note 2: Acquired in-process research and development represents a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso.21 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q3 2024 Earnings Call – October 2024

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Note 2: Acquired in-process research and development represents a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso. 22 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q3 2024 Earnings Call – October 2024

Summit Therapeutics Q3 2024 Earnings Call October 30, 2024 9:00am ET